Exhibit 99.1

CTE Investor Relations
100 CTE Drive
Dallas, PA 18612-9774

INVESTOR NEWS

Contact:	David G. Weselcouch
Senior Vice President – Investor Relations
and Corporate Communications
(570) 631-2807

CTE Reports 2004 Fourth Quarter Results

CTE Reports Fourth Quarter Diluted Earnings Per Share of $0.67,
Reflecting an 18% Increase Versus Year Ago Quarter

Net New DSL Subscribers Increase 43% Versus End of Year Ago Quarter

Michael J. Mahoney, CTE president and CEO, will host a conference call and simultaneous webcast at 9:00 a.m. (EST) today. Mr. Mahoney will review CTE’s 2004 fourth quarter results, and provide 2005 guidance. The call is expected to last approximately 30 minutes. To access today’s conference call, please call 1-877-277-1088. The conference call passcode is 2841719. The simultaneous webcast can be accessed via the Internet at www.ct-enterprises.com. The conference call will be archived and available for replay for 48 hours following the call. To access the replay, please call 1-800-642-1687, passcode 2841719. The webcast will also be available for replay for 48 hours at www.ct-enterprises.com.

Dallas, PA – February 15, 2005 – Commonwealth Telephone Enterprises, Inc. (“CTE”) [NASDAQ: CTCO], today announced financial results for the 2004 fourth quarter.

CTE Consolidated Results
(Note: Beginning with the 2004 fourth quarter, all reported diluted earnings per share figures are presented on a comparable basis to reflect the change in accounting for contingent convertible securities as prescribed by the Emerging Issues Task Force of the Financial Accounting Standards Board.)

For the 2004 fourth quarter, CTE reported diluted earnings per share (“EPS”) of $0.67, versus reported diluted EPS of $0.57 in the 2003 fourth quarter. Included in the 2004 and 2003 fourth quarter reported diluted EPS are reductions of $0.08 per share and $0.06 per share, respectively, in connection with the revised accounting for contingent convertible securities. Also included in CTE’s 2004 fourth quarter reported diluted EPS is a $0.8 million (pre-tax), or $0.02 per share (after-tax), favorable effect resulting from the settlement of a trunking dispute with Verizon, a

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$1.7 million (pre-tax), or $0.04 per share (after-tax) favorable effect resulting primarily from certain network costs settlements, and a $1.2 million (after-tax), or $0.05 per share (after-tax) unfavorable effect resulting from a true-up of income tax liability. Included in CTE’s 2003 fourth quarter reported diluted EPS is a $1.6 million (pre-tax), or $0.04 per share (after-tax), favorable effect resulting from an after-tax settlement in connection with certain restructuring charges recorded in the 2000 fourth quarter.

For the 2004 full year, CTE reported diluted EPS of $2.60, versus a reported diluted EPS of $2.92 for the 2003 full year. Included in the 2004 and 2003 full year reported diluted EPS are reductions of $0.28 per share and $0.15 per share, respectively, in connection with the revised accounting for contingent convertible securities. The 2003 full year also includes a one-time, after-tax gain of $13.2 million, or $0.51 per diluted share, in connection with the previously announced adoption of new accounting rules on asset retirement obligations under SFAS 143 (Statement of Financial Accounting Standards No. 143), which were effective January 1, 2003. A summary of certain items that are reflected in the 2004 full year and 2003 full year reported diluted EPS figures is detailed on an accompanying schedule.

The 2004 versus 2003 fourth quarter and full year reported diluted EPS results also reflect the accretive effect of CTE’s common stock repurchases during 2004. CTE’s authorized common stock repurchase program commenced in November 2003.

CTE ended the 2004 fourth quarter with a total of 471,842 switched access lines installed, reflecting a decrease of 5,287 switched access lines installed over the past 12 months, or a reduction of 1%.

CTE’s reported consolidated revenues in the 2004 fourth quarter were $83.6 million, down 1% versus 2003 fourth quarter revenues of $84.6 million.

CTE’s reported consolidated operating income in the 2004 fourth quarter was $27.7 million, versus $25.9 million in last year’s fourth quarter, reflecting an increase of 7%.

For the 2004 fourth quarter, CTE reported net income of $16.0 million, versus reported net income of $14.8 million in the 2003 fourth quarter.

Consolidated capital expenditures (“CAPEX”) were $12.1 million in the 2004 fourth quarter, versus CAPEX of $17.8 million in the year ago quarter.

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The table below sets forth highlights of CTE’s 2004 fourth quarter consolidated results, versus the 2003 fourth quarter:

	2004 Fourth Quarter	2003 Fourth Quarter
% Change Inc./(Dec.)

Total Access Lines	471,842	477,129
 (1%)

Revenues	$83.6M	$84.6M
 (1%)

Operating Income	$27.7M	$25.9M
 7%

Depreciation and Amortization	$17.6M	$18.1M
 (3%)

CAPEX	$12.1M	$17.8M
(32%)

Reported EPS	$0.67	$0.57
18%

“Overall, I’m pleased with our performance in the fourth quarter,” said Michael J. Mahoney, CTE’s president and chief executive officer. “We exceeded the fourth quarter EPS guidance which we had previously provided, and had a solid quarter in terms of cash flow generation. Further, with the exception of consolidated access lines, where we came in just under our prior guidance, the results we achieved for the 2004 full year met, or exceeded, all of the line item guidance we had previously communicated.”

CTE’s consolidated revenues for the 2004 full year were $335.8 million, slightly above the 2003 full year revenues of $335.7 million. Consolidated operating income was $106.4 million, versus $103.4 million for the 2003 full year. Consolidated capital expenditures were $43.5 million, versus $49.5 million for the 2003 full year.

The table below sets forth highlights of CTE’s 2004 full year consolidated results, versus the 2003 full year consolidated results:

	2004 Full Year	2003 Full Year	% Change Inc./(Dec.)

Total Access Lines	471,842	477,129	(1%)
Revenues	$335.8M	$335.7M	-
Operating Income	$106.4M	$103.4M	3%
Depreciation and Amortization	$71.0M	$71.1M	-
CAPEX	$43.5M	$49.5M	(12%)
Reported EPS	$2.60	$2.92*	(11%)

*	Includes a one-time, after-tax gain of $13.2 million, or $0.51 per diluted share, in connection with the previously announced adoption of new accounting rules on asset retirement obligations under SFAS 143 (Statement of Financial Accounting Standards No. 143), which were effective January 1, 2003.

Common Stock Repurchase Program Update
In the 2004 fourth quarter, CTE did not repurchase any additional shares of common stock. Since the stock repurchase program began in November 2003, CTE has repurchased 3,047,244 shares of common stock in open market and block transactions at an average all-in cost of approximately $38.90 per share, or just under $119 million.

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Repurchased shares have been placed in Treasury and may be used for the Company’s employee benefit plans. No time limit has been set for the completion of the remaining $31 million of authorized common stock repurchases. The remaining authorized repurchases will be executed at CTE’s discretion, based on ongoing assessments of the Company’s capital needs and the market value of CTE’s common stock.

Commonwealth Telephone Company (“CT”) Results
CT had a total of 333,022 switched access lines installed at the end of the 2004 fourth quarter – reflecting a reduction of slightly less than 2% versus last year’s fourth quarter. CT’s residential additional line penetration was 36% at the end of the quarter. CT’s business line growth in the 2004 fourth quarter was modestly positive versus the 2003 fourth quarter.

CT’s 2004 fourth quarter revenues were $56.2 million, versus revenues of $57.3 million in the 2003 fourth quarter. For the 2004 full year, revenues were $227.7 million, versus $223.8 million for the 2003 full year, a growth rate of 2%.

CT’s 2004 fourth quarter operating income was $23.9 million, versus $24.6 million in the 2003 fourth quarter. For the 2004 full year, operating income was $100.4 million, versus $97.2 million for the 2003 full year, a growth rate of 3%.

CT’s 2004 fourth quarter CAPEX were $8.0 million, versus $10.4 million in the 2003 fourth quarter. For the 2004 full year, CAPEX were $27.0 million, versus $28.6 million for the 2003 full year.

CTSI Results
CTSI had a total of 138,820 switched access lines installed at the end of the 2004 fourth quarter – slightly above the 138,667 switched access lines installed at the end of the 2003 fourth quarter. At the end of the 2004 fourth quarter, 98% of CTSI’s access lines were “on-switch,” and 55% were “on-net” (defined as 100% on CTSI’s owned network). CTSI’s business/residential line split at the end of the 2004 fourth quarter was 91%/9%.

CTSI’s 2004 fourth quarter revenues were $21.6 million, versus revenues of $20.7 million in the 2003 fourth quarter. CTSI’s 2004 fourth quarter and full year revenues include a $0.8 million favorable effect resulting from the settlement of a trunking dispute with Verizon. For the 2004 full year, CTSI’s revenues were $83.6 million, versus 2003 full year revenues of $85.3 million. The 2004 full year revenue figure also reflects the loss of approximately $7.0 million of access revenues in connection with the previously disclosed PLU issue versus the 2003 full year.

CTSI’s operating income in the 2004 fourth quarter was $4.5 million, versus operating income of $2.9 million in the 2003 fourth quarter. CTSI’s 2004 fourth quarter and full year operating income include a $0.8 million favorable effect resulting from the settlement of a trunking dispute with Verizon, as well as a $1.7 million favorable effect primarily resulting from certain network

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costs settlements. For the 2004 full year, CTSI’s operating income was $10.4 million, versus 2003 full year operating income of $10.6 million. The 2004 full year operating income also reflects the loss of approximately $7.0 million of operating income in connection with the PLU issue versus the 2003 full year.

CTSI’s 2004 fourth quarter capital expenditures were $3.4 million, versus $6.5 million in the year ago quarter. For the 2004 full year, CTSI’s CAPEX were $14.9 million, versus 2003 full year CAPEX of $19.2 million.

Jack Flash® DSL
In the 2004 fourth quarter, CTE’s DSL (digital subscriber line) product, Jack Flash®, installed 1,583 net new DSL subscribers. Jack Flash® had 18,612 installed DSL subscribers at the end of the 2004 fourth quarter, having added a record total of 5,622 net new subscribers over the past 12 months. Jack Flash® is marketed in CTE’s CT and CTSI geographies. Jack Flash® utilizes DSL technology to provide broadband connectivity over standard telephone lines at speeds over 50 times faster than today’s traditional dial-up modems.

2005 Guidance Outlined
The table below sets forth CTE’s consolidated 2005 full year guidance, which Mr. Mahoney will discuss on this morning’s conference call and webcast:

	Item	2005 Full Year Guidance*

Consolidated	Access Line Growth	(2%) -	0%
	Revenue Growth	(1%) -	0%
	Operating Income	$95M -	$97M
	Depreciation and Amortization	$70M -	$71M
	Effective Tax Rate		38%
	Diluted EPS – 1Q05	$0.57 -	$0.59
	Diluted EPS – FY05	$2.42 -	$2.45
	CAPEX	$40M -	$42M

* The 2005 full year guidance does not reflect any additional common stock repurchases.

About CTE
Headquartered in Dallas, PA, Commonwealth Telephone Enterprises, Inc., serves a growing base of business and residential customers with the full array of technologically advanced data and voice telecommunications products and services, including broadband data services and high-speed Internet access, delivered over its 100% digitally switched, fiber-rich network.

CTE’s primary operating segments are: Commonwealth Telephone Company (“CT”), the nation’s seventh largest publicly held independent local exchange carrier, which has been operating in various rural Pennsylvania markets since 1897; and, CTSI, LLC (“CTSI”), a local exchange carrier operating in competitive markets outside CT’s territory, that formally

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commenced operations in 1997. Jack Flash®, a broadband data service that uses DSL technology to offer high-speed Internet access and digital connectivity solutions, is offered throughout CTE’s service territories. CTE’s support businesses include epix® Internet Services (www.epix.net), one of the Northeast’s largest rural Internet Service Providers (“ISPs”), and Commonwealth Communications, a provider of telecommunications equipment and facilities management services.

A web site featuring current information regarding Commonwealth Telephone Enterprises, Inc., can be found on the Internet at www.ct-enterprises.com. However, the information on this web site does not form a part of this release.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this press release is forward-looking. Such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future and cause them to be different from those expressed in any forward-looking statements made by, or on behalf of, the Company. These risks and uncertainties include, but are not limited to, uncertainties related to the Company’s ability to further penetrate its markets and the related costs of that effort, economic conditions, acquisitions and divestitures, government and regulatory policies, the pricing and availability of equipment, materials and inventories, technological developments and changes in the competitive environment in which the Company operates and receipt of necessary approvals.

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7TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(Dollars in Thousands)
(GAAP)

	THREE MONTHS ENDED DECEMBER 31, 2004				THREE MONTHS ENDED DECEMBER 31, 2003
	CT	CTSI	OTHER	TOTAL	CT	CTSI	OTHER	TOTAL
Sales	$56,248	$21,563	$5,830	$83,641	$57,335	$20,665	$6,602	$84,602
Costs & Expenses (excluding other operating expenses)	20,125	12,142	6,080	38,347	20,823	14,055	7,292	42,170
Depreciation & Amortization	12,260	4,895	481	17,636	11,947	5,354	820	18,121
Restructuring Reversals	-	-	-	-	-	(1,636)	-	(1,636)

Operating Income (Loss)	23,863	4,526	(731)	27,658	24,565	2,892	(1,510)	25,947

Interest and Dividend Income				1,726				1,186
Interest Expense				(4,403)				(4,535)
Other Income (Expense), Net				199				229
Equity in Income of Unconsolidated Entities				971				843

Income before Income Taxes and
Cumulative Effect of Accounting Change				26,151				23,670

Provision for Income Taxes				10,122				8,866

Income before Cumulative
Effect of Accounting Change				16,029				14,804

Cumulative Effect of Accounting Change,
Net of Tax				-				-

Net Income				$16,029				$14,804

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8TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(Dollars in Thousands)
(GAAP)

	YEAR ENDED DECEMBER 31, 2004				YEAR ENDED DECEMBER 31, 2003
	CT	CTSI	OTHER	TOTAL	CT	CTSI	OTHER	TOTAL
Sales	$227,666	$83,568	$24,577	$335,811	$223,827	$85,336	$26,559	$335,722
Costs & Expenses (excluding other operating expenses)	79,219	53,809	26,161	159,189	79,730	55,610	27,500	162,840

Depreciation & Amortization	48,047	20,205	2,722	70,974	46,944	20,748	3,445	71,137

Restructuring Reversals	-	(799)	-	(799)	-	(1,636)	-	(1,636)

Operating Income (Loss)	100,400	10,353	(4,306)	106,447	97,153	10,614	(4,386)	103,381

Interest and Dividend Income				5,773				3,372
Interest Expense				(16,800)				(13,560)
Other Income (Expense), Net				686				(884)
Equity in Income of Unconsolidated Entities				3,236				2,698

Income before Income Taxes and
Cumulative Effect of Accounting Change				99,342				95,007

Provision for Income Taxes				37,311				35,372

Income before Cumulative
Effect of Accounting Change				62,031				59,635

Cumulative Effect of Accounting Change,
Net of Tax				-				13,230

Net Income				$62,031				$72,865

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9TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(GAAP)

	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2004	2003	2004	2003

Income before Cumulative Effect of Accounting Change	$16,029	$14,804	$62,031	$59,635
Cumulative Effect of Accounting Change, Net of Tax	-	-	-	13,230

Net Income	16,029	14,804	62,031	72,865

Net Income Adjustment for Interest on Net of Tax Convertible Debt,	1,869	1,822	7,480	3,369

Net Income, as Adjusted	$17,898	$16,626	$69,511	$76,234

Weighted Average Common Shares Outstanding - Basic	21,003,357	23,498,967	21,325,907	23,515,367

Effect of Dilutive Securities on Shares Outstanding:
Stock Options and Restricted Stock	262,122	157,901	190,608	182,469
Convertible Debt	5,263,170	5,263,170	5,263,170	2,408,081

Weighted Average Common Shares Outstanding - Diluted	26,528,649	28,920,038	26,779,685	26,105,917

Basic Earnings per
Average Common Share:

Income before Cumulative Effect of Accounting Change	$0.76	$0.63	$2.91	$2.54
Cumulative Effect of Accounting Change, Net of Tax	$0.00	$0.00	$0.00	$0.56

Net Income	$0.76	$0.63	$2.91	$3.10

Diluted Earnings per
Average Common Share:

Income before Cumulative Effect of Accounting Change	$0.67	$0.57	$2.60	$2.41
Cumulative Effect of Accounting Change, Net of Tax	$0.00	$0.00	$0.00	$0.51

Net Income	$0.67	$0.57	$2.60	$2.92

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10TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
SUMMARY OF CERTAIN ITEMS INCLUDED IN REPORTED EPS
(UNAUDITED)
(Dollars in Thousands, Except Per Share Data)

	YEAR ENDED DECEMBER 31, 2004
Favorable/(Unfavorable) Items	Pre-tax	After-tax	EPS

Restructuring Reversals	$799	$504	$0.02
Network Costs Settlements	$1,701	$1,060	$0.04
Verizon Trunking Dispute Settlement	$760	$473	$0.02
True-Up of Income Tax Liability	$(979)	$(1,228)	$(0.05)

	YEAR ENDED DECEMBER 31, 2003
Favorable/(Unfavorable) Items	Pre-tax	After-tax	EPS

Asset Retirement Obligation (SFAS 143)	$21,689	$13,230	$0.51
Recapitalization Costs	$(1,450)	$(885)	$(0.03)
Sale of WorldCom Impaired Receivables	$965	$605	$0.02
Restructuring Reversals	$1,636	$1,026	$0.04

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11TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONSOLIDATED QUARTERLY STATEMENTS OF OPERATIONS
(UNAUDITED)
(GAAP)

	THREE MONTHS ENDED
	MARCH 31,	JUNE 30,	SEPTEMBER 30,

	2004	2004	2004

Income before Cumulative Effect of Accounting Change	$14,565	$16,318	$15,119
Cumulative Effect of Accounting Change, Net of Tax	-	-	-

Net Income	14,565	16,318	15,119

Net Income Adjustment for Interest on Convertible Debt, Net of Tax	1,869	1,874	1,868

Net Income, as Adjusted	$16,434	$18,192	$16,987

Weighted Average Common Shares Outstanding - Basic	22,142,626	21,207,371	20,957,919

Effect of Dilutive Securities on Shares Outstanding:
Stock Options and Restricted Stock	161,724	180,113	206,862
Convertible Debt	5,263,170	5,263,170	5,263,170

Weighted Average Common Shares Outstanding - Diluted	27,567,520	26,650,654	26,427,951

Diluted Earnings per
Average Common Share (as reported):

Income before Cumulative Effect of Accounting Change	$0.65	$0.76	$0.71
Cumulative Effect of Accounting Change, Net of Tax	$0.00	$0.00	$0.00

Net Income	$0.65	$0.76	$0.71

Diluted Earnings per
Average Common Share (as adjusted):

Income before Cumulative Effect of Accounting Change	$0.60	$0.68	$0.64
Cumulative Effect of Accounting Change, Net of Tax	$0.00	$0.00	$0.00

Net Income	$0.60	$0.68	$0.64

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12TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(Dollars in Thousands)

	DECEMBER 31, 2004	DECEMBER 31, 2003

ASSETS

CURRENT ASSETS:

Cash and Temporary Cash Investments	$312,260	$336,035

Accounts Receivable and Unbilled Revenues, Net of Allowance for Doubtful Accounts of $2,185 in 2004 and $2,329 in 2003	40,090	50,240

Other Current Assets	8,804	9,387

Deferred Income Taxes	13,388	17,016

Total Current Assets	374,542	412,678

PROPERTY PLANT AND EQUIPMENT (NET OF ACCUMULATED DEPRECIATION OF $506,711 IN 2004 AND $452,989 IN 2003)	382,523	410,485

INVESTMENTS	10,338	10,204

DEFERRED CHARGES AND OTHER ASSETS	16,028	18,286

TOTAL ASSETS	$783,431	$851,653

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13TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(Dollars in Thousands)

	DECEMBER 31, 2004	DECEMBER 31, 2003

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

Notes Payable	$35,000	$65,000

Capital Lease Obligation	721	777

Current Maturities of Long Term Debt	-	5,623

Accounts Payable	25,012	29,135

Advance Billings and Customer Deposits	5,316	5,212

Accrued Expenses	55,057	54,331

Accrued Restructuring Expenses	344	812

Total Current Liabilities	121,450	160,890

LONG TERM DEBT	300,000	323,898

CAPITAL LEASE OBLIGATION	361	1,082

DEFERRED INCOME TAXES	77,279	79,876

OTHER LONG TERM LIABILITIES	18,411	23,178

COMMON SHAREHOLDERS' EQUITY:

Common Stock	24,172	24,014

Additional Paid-in Capital	284,358	267,076

Deferred Compensation	(10,093)	(6,451)

Other Comprehensive Loss	(830)	(2,490)

Retained Earnings	86,931	24,900

Treasury Stock at Cost, 3,049,114 shares at December 31, 2004 and 1,207,016 at December 31, 2003	(118,608)	(44,320)

Total Common Shareholders' Equity	265,930	262,729

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$783,431	$851,653

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14TH ADD/COMMONWEALTH TELEPHONE ENTERPRISES, INC./FEBRUARY 15, 2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(Dollars in Thousands)
(GAAP)

	YEAR ENDED DECEMBER 31,

	2004	2003

NET CASH PROVIDED BY OPERATING ACTIVITIES	$142,505	$150,275
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant & Equipment	(43,519)	(47,372)
Other	3,655	3,636

Net Cash Used in Investing Activities	(39,864)	(43,736)

CASH FLOWS FROM FINANCING ACTIVITIES:

Issuance of Long-Term Debt	-	300,000
Redemption of Long-Term Debt	(29,521)	(56,788)
Redemption of Short-Term Debt	(30,000)	-
Proceeds from Exercise of Stock Options	9,136	3,881
Capital Lease Payments	(777)	(491)
Payment Made for Debt Issuance Costs	(77)	(8,674)
Stock Repurchases	(75,177)	(43,367)

Net Cash Used in Financing Activities	(126,416)	194,561

Net (Decrease)/Increase in Cash and Temporary Cash Investments	(23,775)	301,100

Cash and Temporary Cash Investments at Beginning of Period	336,035	34,935

Cash and Temporary Cash Investments at End of Period	$312,260	$336,035

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